Exhibit 99.1
CONTACT: Mary T. Conway
Conway Communications
for Comverse, Inc.
(781) 772-1679
ir@comverse.com

Comverse Announces Fiscal 2014 Third Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, December 10, 2014 - Comverse, Inc. (“Comverse”; NASDAQ: CNSI) today announced its results for the third fiscal quarter ended October 31, 2014.
Consolidated Highlights: Below is selected consolidated financial information for the three and nine months ended October 31, 2014 and 2013, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended October 31,		Nine Months Ended October 31,
(In thousands)	2014	2013	2014	2013
Total revenue	$123,119	$160,416	$357,571	$485,987
Costs and expenses
Cost of revenue	76,624	95,888	232,948	290,336
Research and development, net	15,007	17,536	45,285	50,476
Selling, general and administrative	25,534	31,283	89,228	103,342
Other operating expenses	8,046	1,005	12,701	7,859
Total costs and expenses	125,211	145,712	380,162	452,013
(Loss) income from operations	(2,092)	14,704	(22,591)	33,974
Expense adjustments	12,114	5,634	27,877	10,220
Comverse performance (1)	10,022	20,338	5,286	44,194

Income (loss) before income tax (expense) benefit	5,138	11,816	(16,895)	26,361
Income tax (expense) benefit	(4,188)	11,320	(15,152)	(23,452)
Net income (loss)	950	23,136	(32,047)	2,909
Basic earnings (loss) per share	$0.04	$1.04	$(1.44)	$0.13
Diluted earnings (loss) per share	$0.04	$1.03	$(1.44)	$0.13

Interest expense	(122)	(211)	(476)	(565)
Depreciation and amortization	$(5,329)	$(4,753)	$(14,890)	$(14,070)

Operating margin	(1.7)%	9.2%	(6.3)%	7.0%
Comverse performance margin	8.1%	12.7%	1.5%	9.1%

Net cash used in operating activities (2)	$(16,050)	$(15,028)	$(65,434)	$(5,387)

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received during the nine months ended October 31, 2013.

"I am pleased to report that in the quarter just completed, we made good progress, both in the marketplace, within the communication service provider and enterprise markets, as well as operationally, in implementing our recent company realignment. I believe our revised strategy is having an impact and our third quarter results reflect that improvement, compared to the previous quarter,” said Philippe Tartavull, President and CEO of Comverse, Inc.
 Business Segment Highlights:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2014	2013	2014	2013
	(Dollars in thousands)
SEGMENT RESULTS
BSS
Segment revenue	$68,235	$70,892	$185,262	$221,314
Gross margin	45.1%	40.3%	43.0%	38.6%
Income from operations	17,925	12,513	39,280	35,301
Operating margin	26.3%	17.7%	21.2%	16.0%
Segment performance	18,625	13,204	41,377	37,522
Segment performance margin	27.3%	18.6%	22.3%	17.0%
Digital Services
Segment revenue	$54,884	$89,524	$172,309	$264,673
Gross margin	38.9%	48.0%	37.6%	46.4%
Income from operations	12,786	35,102	42,285	98,914
Operating margin	23.3%	39.2%	24.5%	37.4%
Segment performance	12,885	35,063	42,388	99,093
Segment performance margin	23.5%	39.2%	24.6%	37.4%
All Other
Loss from operations	$(32,803)	$(32,911)	$(104,156)	$(100,241)
Segment performance	(21,488)	(27,929)	(78,479)	(92,421)

Selected Balance Sheet Highlights: Below is selected balance sheet data:

	As of
(In millions)	October 31, 2014	July 31, 2014

Cash and cash equivalents	$175.5	$181.6
Restricted cash (including long-term restricted cash) and bank time deposits	44.0	72.7
Total	$219.5	$254.3
On August 6, 2014, the escrow under the merger of Verint Systems Inc. and Comverse Technology, Inc. was released and the company received the escrow amount of approximately $25.0 million.
Conference Call Details
Comverse will be conducting a conference call today, December 10, 2014 at 8:00 a.m. ET. To listen to the conference call live, please dial (678) 825-8369. Please dial-in at least ten minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com by following links to the events and presentations page under the Investors section. Following the call, a replay of the webcast will be archived in the same location.

Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standards Board's guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as (loss) income from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of intangible assets; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) strategic-related costs (vi) write-off of property and equipment; (vii) certain litigation settlements and related costs; (viii) Italian VAT recovery recorded within operating expense; (ix) restructuring expenses; and (x) certain other gains and expenses. Compliance-related professional fees relate to fees and expenses recorded in connection with our efforts to remediate material weaknesses in internal control over financial reporting for the fiscal year ended January 31, 2014.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
At the core of the evolution of how we communicate, exchange information and monetize the digital world, Comverse enables the creation and monetization of innovative digital services for telecom and enterprise service providers through its proven and innovative product portfolio that includes managed BSS and Policy (PCRF), Enterprise Billing and Digital Services - all backed by Managed and Professional Services. Comverse’s extensive customer base spans more than 125 countries with solutions successfully delivered to over 450 communication service providers serving more than two billion subscribers. Comverse’s solutions are available in a variety of delivery models, including on-site, cloud, hosted/SaaS and managed services. For more information, visit www.comverse.com.
Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties relate to (among other factors) the market price of our stock, operating expenses and cash flows, variability of our tax provision, and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K filed with the SEC on April 16, 2014, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2014	2013	2014	2013
Revenue:
Product revenue	$25,482	$49,413	$73,768	$158,808
Service revenue	97,637	111,003	283,803	327,179
Total revenue	123,119	160,416	357,571	485,987
Costs and expenses:
Product costs	13,729	23,551	39,537	79,936
Service costs	62,895	72,337	193,411	210,400
Research and development, net	15,007	17,536	45,285	50,476
Selling, general and administrative	25,534	31,283	89,228	103,342
Other operating expenses:
Restructuring expenses and write-off of property and equipment	8,046	1,005	12,701	7,859
Total other operating expenses	8,046	1,005	12,701	7,859
Total costs and expenses	125,211	145,712	380,162	452,013
(Loss) income from operations	(2,092)	14,704	(22,591)	33,974
Interest income	126	121	341	436
Interest expense	(122)	(211)	(476)	(565)
Foreign currency transaction gain (loss), net	7,257	(2,733)	6,327	(7,761)
Other (expense) income, net	(31)	(65)	(496)	277
Income (loss) before income tax (expense) benefit	5,138	11,816	(16,895)	26,361
Income tax (expense) benefit	(4,188)	11,320	(15,152)	(23,452)
Net income (loss)	$950	$23,136	$(32,047)	$2,909
Weighted average common shares outstanding:
Basic	22,216,878	22,218,600	22,304,366	22,138,389
Diluted	22,294,590	22,412,267	22,304,366	22,312,009
Earnings (loss) per share:
Basic earnings (loss) per share	$0.04	$1.04	$(1.44)	$0.13
Diluted earnings (loss) per share	$0.04	$1.03	$(1.44)	$0.13

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	October 31, 2014	January 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$175,462	$254,580
Restricted cash and bank deposits	35,546	34,343
Accounts receivable, net of allowance of $4,585 and $6,945, respectively	101,207	89,361
Inventories	14,379	16,166
Deferred cost of revenue	9,367	14,500
Deferred income taxes	2,080	2,329
Prepaid expenses	19,723	17,000
Other current assets	12,378	1,680
Total current assets	370,142	429,959
Property and equipment, net	45,998	41,541
Goodwill	151,846	150,346
Intangible assets, net	5,035	5,153
Deferred cost of revenue	33,805	45,717
Deferred income taxes	1,119	1,720
Long-term restricted cash	8,493	33,815
Other assets	33,176	40,586
Total assets	$649,614	$748,837
LIABILITIES AND (DEFICIT) EQUITY
Current liabilities:
Accounts payable and accrued expenses	$143,938	$168,406
Deferred revenue	220,887	239,902
Deferred income taxes	845	514
Income taxes payable	158	2,102
Total current liabilities	365,828	410,924
Deferred revenue	94,197	113,426
Deferred income taxes	46,487	43,735
Other long-term liabilities	145,930	147,942
Total liabilities	652,442	716,027
Commitments and contingencies
Deficit (equity):
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued 22,575,789 and 22,286,123 shares, respectively; outstanding, 21,910,740 and 22,251,226 shares, respectively	226	223
Treasury stock, at cost, 665,049 and 34,897 shares, respectively	(15,291)	(1,024)
Accumulated deficit	(56,298)	(24,251)
Additional paid in capital	43,173	34,530
Accumulated other comprehensive income	25,362	23,332
Total (deficit) equity	(2,828)	32,810
Total liabilities and (deficit) equity	$649,614	$748,837

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Nine Months Ended October 31,
	2014	2013
Cash flows from operating activities:
Net (loss) income	$(32,047)	$2,909
Non-cash operating items:
Depreciation and amortization	14,890	14,070
Provision for doubtful accounts	740	824
Stock-based compensation expense	8,606	8,011
Deferred income taxes	3,933	15,050
Inventory write-downs	2,174	3,916
Other non-cash items, net	1,622	(1,355)
Changes in assets and liabilities:
Accounts receivable	(14,353)	37,156
Inventories	(2,484)	(19)
Deferred cost of revenue	17,055	30,322
Prepaid expense and other current assets	(10,179)	(433)
Accounts payable and accrued expense	(22,447)	(16,870)
Income taxes	(2,367)	(1,379)
Deferred revenue	(33,835)	(89,955)
Tax contingencies	4,290	(4,624)
Other assets and liabilities	(1,032)	(3,010)
Net cash used in operating activities	(65,434)	(5,387)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	—	100
Purchases of property and equipment	(17,698)	(9,832)
Acquisition of Solaiemes, net of cash acquired	(2,673)	—
Net change in restricted cash and bank deposits	24,063	(27,324)
Proceeds from asset sales	86	78
Other, net	—	743
Net cash provided by (used in) investing activities	3,778	(36,235)
Cash flows from financing activities:
CTI capital contribution	—	25,000
Payment for repurchase of common stock in connection with tax liabilities upon settlement of stock awards	(984)	(820)
Payment for repurchase of common stock under repurchase program	(13,126)	—
Proceeds from exercises of stock options	40	846
Proceeds from loan	87	—
Net cash (used in) provided by financing activities	(13,983)	25,026
Effects of exchange rates on cash and cash equivalents	(3,479)	(2,139)
Net decrease in cash and cash equivalents	(79,118)	(18,735)
Cash and cash equivalents, beginning of period	254,580	262,921
Cash and cash equivalents, end of period	$175,462	$244,186
Non-cash investing transactions:
Accrued but unpaid purchases of property and equipment	$3,348	$1,278
Inventory transfers to property and equipment	$2,082	$3,201

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended October 31,		Nine Months Ended October 31,
	2014	2013	2014	2013
	(Dollars in thousands)
(Loss) income from operations	$(2,092)	$14,704	$(22,591)	$33,974
Expense Adjustments:
Stock-based compensation expense	2,683	2,668	8,606	8,011
Amortization of intangible assets	796	692	2,191	2,070
Compliance-related professional fees	55	744	759	1,550
Compliance-related compensation and other expenses	—	(44)	(70)	163
Strategic related costs	186	—	2,576	—
Write-off of property and equipment	1,470	208	1,648	251
Certain litigation settlements and related costs	41	8	46	(15)
Italian VAT refund recovery recorded within operating expenses	—	—	—	(10,861)
Restructuring expenses	6,582	1,005	11,237	7,859
Gain on sale of fixed assets	(4)	(14)	(21)	(32)
Other	305	367	905	1,224
Total expense adjustments	12,114	5,634	27,877	10,220
Comverse performance	$10,022	$20,338	$5,286	$44,194

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended October 31, 2014
Total revenue	$68,235	$54,884	$—	$123,119
Total costs and expenses	$50,310	$42,098	$32,803	$125,211
Income (loss) from operations	$17,925	$12,786	$(32,803)	$(2,092)
Computation of segment performance:
Segment revenue	$68,235	$54,884	$—
Total costs and expenses	$50,310	$42,098	$32,803
Segment expense adjustments:
Stock-based compensation expense	—	—	2,683
Amortization of intangibles assets	698	98	—
Compliance-related professional fees	—	—	55
Strategic-related costs	—	—	186
Write-off of property and equipment	2	1	1,467
Certain litigation settlements and related cost	—	—	41
Restructuring expenses	—	—	6,582
Gain on sale of fixed assets	—	—	(4)
Other	—	—	305
Segment expense adjustments	700	99	11,315
Segment expenses	49,610	41,999	21,488
Segment performance	$18,625	$12,885	$(21,488)
Interest expense	$—	$—	$(122)	$(122)
Depreciation	$(887)	$(1,304)	$(2,342)	$(4,533)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Three Months Ended October 31, 2013
Total revenue	$70,892	$89,524	$—	$160,416
Total costs and expenses	$58,379	$54,422	$32,911	$145,712
Income (loss) from operations	$12,513	$35,102	$(32,911)	$14,704
Computation of segment performance:
Segment revenue	$70,892	$89,524	$—
Total costs and expenses	$58,379	$54,422	$32,911
Segment expense adjustments:
Stock-based compensation expense	—	—	2,668
Amortization of intangibles assets	692	—	—
Compliance-related professional fees	—	—	744
Compliance-related compensation and other expenses	—	(39)	(5)
Write-off of property and equipment	—	—	208
Certain litigation settlements and related cost	—	—	8
Restructuring expenses	—	—	1,005
Gain on sale of fixed assets	(1)	—	(13)
Other	—	—	367
Segment expense adjustments	691	(39)	4,982
Segment expenses	57,688	54,461	27,929
Segment performance	$13,204	$35,063	$(27,929)
Interest expense	$—	$—	$(211)	$(211)
Depreciation	$(936)	$(1,268)	$(1,857)	$(4,061)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Nine Months Ended October 31, 2014
Total revenue	$185,262	$172,309	$—	$357,571
Total costs and expenses	$145,982	$130,024	$104,156	$380,162
Income (loss) from operations	$39,280	$42,285	$(104,156)	$(22,591)
Computation of segment performance:
Segment revenue	$185,262	$172,309	$—
Total costs and expenses	$145,982	$130,024	$104,156
Segment expense adjustments:
Stock-based compensation expense	—	—	8,606
Amortization of intangibles assets	2,093	98	—
Compliance-related professional fees	—	—	759
Compliance-related compensation and other expenses	—	1	(71)
Strategic-related costs	—	—	2,576
Write-off of property and equipment	2	3	1,643
Certain litigation settlements and related cost	—	—	46
Restructuring expenses	—	—	11,237
Gain on sale of fixed assets	2	1	(24)
Other	—	—	905
Segment expense adjustments	2,097	103	25,677
Segment expenses	143,885	129,921	78,479
Segment performance	$41,377	$42,388	$(78,479)
Interest expense	$—	$—	$(476)	$(476)
Depreciation	$(2,632)	$(3,828)	$(6,239)	$(12,699)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(UNAUDITED)

	BSS	Digital Services	All Other	Consolidated
	(In thousands)
Nine Months Ended October 31, 2013
Total revenue	$221,314	$264,673	$—	$485,987
Total costs and expenses	$186,013	$165,759	$100,241	$452,013
Income (loss) from operations	$35,301	$98,914	$(100,241)	$33,974
Computation of segment performance:
Segment revenue	$221,314	$264,673	$—
Total costs and expenses	$186,013	$165,759	$100,241
Segment expense adjustments:
Stock-based compensation expense	—	—	8,011
Amortization of intangibles assets	2,070	—	—
Compliance-related professional fees	—	—	1,550
Compliance-related compensation and other expenses	122	179	(138)
Write-off of property and equipment	29	1	221
Certain litigation settlements and related cost	—	—	(15)
Italian VAT refund recovery recorded within operating expense	—	—	(10,861)
Restructuring expenses	—	—	7,859
Gain on sale of fixed assets	—	(1)	(31)
Other	—	—	1,224
Segment expense adjustments	2,221	179	7,820
Segment expenses	183,792	165,580	92,421
Segment performance	$37,522	$99,093	$(92,421)
Interest expense	$—	$—	$(565)	$(565)
Depreciation	$(2,822)	$(3,777)	$(5,401)	$(12,000)